AZZ Inc. Announces Strategic and Financial Initiatives to Enhance Shareholder Value

November 12, 2020 FORT WORTH, TX - AZZ Inc. (NYSE:AZZ), today announced strategic and financial initiatives to enhance shareholder value. AZZ is conducting a comprehensive Board-led review of its portfolio and capital allocation and has engaged leading independent financial, legal and tax advisors in support of this review. These actions will allow AZZ to accelerate the strategy to become a focused metal coatings company and more rapidly enhance shareholder value.

Tom Ferguson, President and Chief Executive Officer commented, “Prior to the onset of COVID-19, AZZ had taken substantial steps to sharpen our business focus, as we divested NLI and reduced exposure to the nuclear sector. COVID-19 resulted in delays in certain corporate initiatives, but we nonetheless divested the AZZ SMS business in Florida as well as other non-core assets.”

“Our review of the Infrastructure Solutions businesses and associated assets and the exploration of other capital allocation opportunities to maximize shareholder value – with the assistance of independent advisors – is the next important step in this process. Moreover, given that share repurchase is currently an attractive use of capital, we have repurchased over 500,000 shares over the past five months and have authorized a new stock repurchase program of $100 million that we intend to complete by the end of fiscal year 2022. In addition, as part of this review, we will continue to evolve our Board to advance our strategy and have engaged a leading independent search firm to further our Board refreshment process. We believe these initiatives will enhance shareholder value as we continue to drive profitable growth in metal coatings.”

AZZ has made available a new Investor Presentation which can be found on the Company’s Investor Relations page at http://www.azz.com/investor-relations and looks forward to providing AZZ shareholders with additional updates on its progress.

Safe Harbor Statement

Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This press release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 29, 2020 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Company Contact:
David Nark, Senior Vice President of Marketing, Communications and Investor Relations
AZZ Inc.
(817) 810-0095
www.azz.com

Investor Contact:
Joe Dorame, Managing Partner
Lytham Partners
(602) 889-9700
www.lythampartners.com

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